Exhibit 24

THE DOLAN COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE DOLAN COMPANY, a Delaware corporation, does hereby make, constitute and appoint JAMES P. DOLAN and VICKI J. DUNCOMB, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the common stock of said Company, preferred stock of said Company, debt securities of said Company, warrants for securities of said Company, and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of January, 2013.

/s/ John C. Bergstrom
Print Name: John C. Bergstrom

THE DOLAN COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE DOLAN COMPANY, a Delaware corporation, does hereby make, constitute and appoint JAMES P. DOLAN and VICKI J. DUNCOMB, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the common stock of said Company, preferred stock of said Company, debt securities of said Company, warrants for securities of said Company, and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2013.

/s/ Anton J. Christianson
Print Name: Anton J. Christianson

THE DOLAN COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE DOLAN COMPANY, a Delaware corporation, does hereby make, constitute and appoint JAMES P. DOLAN and VICKI J. DUNCOMB, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the common stock of said Company, preferred stock of said Company, debt securities of said Company, warrants for securities of said Company, and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of January, 2013.

/s/ Bill L. Fairfield
Print Name: Bill L. Fairfield

THE DOLAN COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE DOLAN COMPANY, a Delaware corporation, does hereby make, constitute and appoint JAMES P. DOLAN and VICKI J. DUNCOMB, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the common stock of said Company, preferred stock of said Company, debt securities of said Company, warrants for securities of said Company, and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2013.

/s/ Arthur F. Kingsbury
Print Name: Arthur F. Kingsbury

THE DOLAN COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE DOLAN COMPANY, a Delaware corporation, does hereby make, constitute and appoint JAMES P. DOLAN and VICKI J. DUNCOMB, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the common stock of said Company, preferred stock of said Company, debt securities of said Company, warrants for securities of said Company, and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2013.

/s/ Lauren Rich Fine
Print Name: Lauren Rich Fine

THE DOLAN COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE DOLAN COMPANY, a Delaware corporation, does hereby make, constitute and appoint JAMES P. DOLAN and VICKI J. DUNCOMB, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the common stock of said Company, preferred stock of said Company, debt securities of said Company, warrants for securities of said Company, and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of January, 2013.

/s/ George Rossi
Print Name: George Rossi

THE DOLAN COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE DOLAN COMPANY, a Delaware corporation, does hereby make, constitute and appoint JAMES P. DOLAN and VICKI J. DUNCOMB, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of the common stock of said Company, preferred stock of said Company, debt securities of said Company, warrants for securities of said Company, and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 15th day of January, 2013.

/s/ Gary H. Stern
Print Name: Gary H. Stern